UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2020

UNITED COMMUNITY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

OHIO	000-024399	34-1856319
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

275 West Federal Street, Youngstown, Ohio 44503-1203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 742-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	UCFC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K (this “Report”) is being filed in connection with the consummation on January 31, 2020 of the transactions contemplated by the Agreement and Plan of Merger, dated as of September 9, 2019 (the “Merger Agreement”), by and between United Community Financial Corp., an Ohio corporation (“UCFC”), and First Defiance Financial Corp., an Ohio corporation (“FDEF”), including the merger of UCFC with and into FDEF (the “Merger”), with FDEF surviving the Merger.

Section 2 — Financial Information

Item 2.01	Completion of an Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 3.01 of this Report is incorporated herein by reference.

On January 31, 2020, pursuant to the terms of the Merger Agreement, UCFC merged with and into FDEF, with FDEF surviving the Merger.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, no par value per share, of UCFC (“UCFC Common Stock”) issued and outstanding immediately prior to the Effective Time (except for certain shares held by UCFC or FDEF) was converted into the right to receive 0.3715 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of FDEF (“FDEF Common Stock”). No fractional shares of FDEF Common Stock were issued in the Merger, and UCFC’s shareholders became entitled to receive cash in lieu of fractional shares.

Further, pursuant to the terms of the Merger Agreement, at the Effective Time, (i) each outstanding and unexercised UCFC stock option fully vested and was converted automatically into a fully vested option to purchase shares of FDEF Common Stock, with the number of underlying shares and per share exercise price of such option adjusted to reflect the Exchange Ratio, and (ii) each outstanding UCFC restricted stock award and performance restricted stock unit award, whether vested or unvested, fully vested and was cancelled and converted into the right to receive 0.3715 shares of FDEF Common Stock for each share of UCFC Common Stock underlying such award (with the satisfaction of any applicable performance goals determined by the UCFC board of directors prior to the Effective Time in accordance with the applicable award agreement and excluding any costs related to the Merger).

Immediately following the Merger, UCFC’s wholly owned bank subsidiary, Home Savings Bank, an Ohio state-chartered bank, merged with and into FDEF’s wholly owned bank subsidiary, First Federal Bank of the Midwest (“First Federal”), with First Federal surviving the merger. Immediately prior to the merger of the banks, First Federal converted into an Ohio state-chartered bank. In addition, immediately following the merger of the banks, UCFC’s wholly owned insurance subsidiaries, HSB Insurance, LLC and United American Financial Services, Inc., each merged with and into FDEF’s wholly owned insurance subsidiary, First Insurance Group of the Midwest, Inc., with First Insurance Group of the Midwest, Inc. surviving the mergers.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached to this Report as Exhibit 2.1 and is incorporated into this Report by reference.

Section 3 — Securities and Trading Markets

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 31, 2020, UCFC notified the NASDAQ Stock Market (“NASDAQ”) that the Merger had been completed and requested that NASDAQ (i) suspend trading of the UCFC Common Stock on NASDAQ effective as of the close of business on January 31, 2020, (ii) withdraw the UCFC Common Stock from listing on NASDAQ and (iii) file with the Securities and Exchange Commission (the “SEC”) a notification of delisting and deregistration of the UCFC Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Additionally, UCFC intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of the UCFC Common Stock and the suspension of UCFC’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act as promptly as practicable.

The information set forth under Item 2.01 of this Report is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

At the Effective Time, shareholders of UCFC immediately prior to the completion of the Merger ceased to have any rights as shareholders of UCFC other than the right to receive the merger consideration in accordance with the Merger Agreement.

The information set forth in the Introductory Note, Item 2.01 and Item 3.01 of this Report is incorporated herein by reference.

Section 5 — Corporate Governance and Management

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01 and Item 3.01 of this Report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2020, effective upon the consummation of the Merger, UCFC’s directors and executive officers ceased serving in such capacities.

Section 8 — Other Events

Item 8.01	Other Events.

On February 3, 2020, UCFC issued a press release announcing the completion of the Merger, a copy of which is attached to this Report as Exhibit 99.1 and incorporated into this Report by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of September 9, 2019, by and between United Community Financial Corp. and First Defiance Financial Corp. (incorporated by reference to Exhibit 2.1 to United Community Financial Corp.’s Current Report on Form 8-K filed on September 10, 2019)*

99.1	Press release, dated February 3, 2020

*

Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST DEFIANCE FINANCIAL CORP. (as successor by merger to United Community Financial Corp.)

By:	/s/ Donald P. Hileman
Name:	Donald P. Hileman
Title:	Chief Executive Officer

Date: February 3, 2020